Exhibit 99.1
Live Oak Bancshares, Inc. Reports Third Quarter 2025 Results
WILMINGTON, NC, October 22, 2025 - Live Oak Bancshares, Inc. (NYSE: LOB) (“Live Oak” or “the Company”) today reported third quarter of 2025 net income attributable to common shareholders of $25.6 million, or $0.55 per diluted common share.
Live Oak’s performance in the quarter, compared to the second quarter of 2025 and third quarter of 2024, includes these notable items:
•Strong loan production of $1.65 billion accompanied by strong deposit growth of $695.9 million in the third quarter of 2025, with total assets growing by 6.0% and 16.3% to $14.67 billion compared to the second quarter of 2025 and third quarter of 2024, respectively
•$96.3 million in capital was raised as a result of preferred stock offering in the third quarter of 2025
•Net interest income increased 5.7% and 19.1% compared to the second quarter of 2025 and third quarter of 2024, respectively; while net interest margin increased five basis points during the third quarter of 2025 from 3.28% for the second quarter of 2025 to 3.33% and remained flat compared to the third quarter of 2024
•Revenue (comprised of net interest income and noninterest income) increased 1.6% and 12.4% compared to the second quarter of 2025 and third quarter of 2024, respectively, and noninterest expense decreased 2.2% and increased 12.5% compared to the second quarter of 2025 and third quarter of 2024, respectively, which generated an 8.0% and 12.4% increase in pre-provision net revenue1 compared to the second quarter of 2025 and third quarter of 2024, respectively
•Provision expense for credit losses of $22.2 million, a decrease of $1.0 million and $12.3 million compared to the second quarter of 2025 and third quarter of 2024, respectively
Subsequent to September 30, 2025, the Company completed its sale of Apiture, Inc. resulting in a pre-tax gain of approximately $24.0 million.
“Live Oak’s third quarter results reflect the strength of our core banking operations and our continued commitment to serving small businesses across the country. We delivered strong loan production, were again named the SBA’s leading 7(a) lender by dollar amount, had significant deposit growth, and drove total assets to $14.67 billion—a 16% increase year-over-year,” said Live Oak Chairman and CEO James S. (Chip) Mahan III. “In addition to our operating performance, we further strengthened our capital position with the successful preferred stock offering in August, and an approximate $24 million gain from the sale of Apiture, which closed this week. These strategic moves position Live Oak for continued growth and resilience as we enter the final stretch of 2025.”
Conference Call
Live Oak will host a conference call to discuss the Company's financial results and business outlook tomorrow, October 23, 2025, at 9:00 a.m. ET. The call will be accessible by telephone and webcast using Conference ID: 72227. A supplementary slide presentation will be posted to the website prior to the event, and a replay will be available for 12 months following the event. The conference call details are as follows:
Live Telephone Dial-In
U.S.: 800.549.8228
International: +1 646.564.2877
Pass Code: None Required
Live Webcast Log-In
Webcast Link: investor.liveoakbank.com
Registration: Name and Email Required
Multi-Factor Code: Provided After Registration
(1)See accompanying GAAP to Non-GAAP Reconciliation.

Third Quarter 2025 Key Measures

(Dollars in thousands, except per share data)			Increase (Decrease)
	3Q 2025	2Q 2025	Dollars	Percent	3Q 2024
Total revenue (1)	$146,099	$143,747	$2,352	1.6%	$129,932
Total noninterest expense	87,285	89,293	(2,008)	(2.2)	77,589
Income before taxes	36,572	31,202	5,370	17.2	17,841
Effective tax rate	27.6%	25.0%	n/a	n/a	27.0%
Net income attributable to common shareholders	$25,562	$23,428	$2,134	9.1%	$13,025
Diluted earnings per common share	0.55	0.51	0.04	7.8	0.28
Loan and lease production	1,648,711	1,526,592	122,119	8.0	1,757,856
Total loans and leases	11,915,511	11,364,846	550,665	4.8	10,191,868
Total assets	14,665,902	13,831,208	834,694	6.0	12,607,346
Total deposits	13,290,723	12,594,790	695,933	5.5	11,400,547
(1)Total revenue consists of net interest income and total noninterest income.

Important Note Regarding Forward-Looking Statements
Statements in this press release that are based on other than historical data or that express the Company’s plans or expectations regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Statements based on historical data are not intended and should not be understood to indicate the Company’s expectations regarding future events. Forward-looking statements provide current expectations or forecasts of future events or determinations. These forward-looking statements are not guarantees of future performance or determinations, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties, and actual results may differ materially from those presented, either expressed or implied, in this press release. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements include changes in Small Business Administration (“SBA”) rules, regulations or loan products, including the Section 7(a) program, changes in SBA standard operating procedures or changes in Live Oak Banking Company's status as an SBA Preferred Lender; changes in rules, regulations or procedures for other government loan programs, including those of the United States Department of Agriculture; the impacts of any pandemic or public health situation on trade (including supply chains and export levels), travel, employee productivity and other economic activities that may have a destabilizing and negative effect on financial markets, economic activity and customer behavior; adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments; a reduction in or the termination of the Company's ability to use the technology-based platform that is critical to the success of its business model, including a failure in or a breach of operational or security systems or those of its third-party service providers; risks relating to the material weakness we identified in our internal control over financial reporting; technological risks and developments, including cyber threats, attacks, or events; competition from other lenders; the Company's ability to attract and retain key personnel; market and economic conditions and the associated impact on the Company; operational, liquidity and credit risks associated with the Company's business; changes in political and economic conditions, including any prolonged U.S. government shutdown; the impact of heightened regulatory scrutiny of financial products and services and the Company's ability to comply with regulatory requirements and expectations; changes in tariffs and trade barriers, including potential changes in U.S. and international trade policies and the resulting impact on the Company and its customers; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding the debt ceiling and the federal budget; adverse results, including related fees and expenses, from pending or future lawsuits, government investigations or private actions; and the other factors discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Except as required by law, the Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.
About Live Oak Bancshares, Inc.
Live Oak Bancshares, Inc. (NYSE: LOB) is a financial holding company and the parent company of Live Oak Bank. Live Oak Bancshares and its subsidiaries partner with businesses that share a groundbreaking focus on service and technology to redefine banking. To learn more, visit www.liveoak.bank.
Contacts:
Walter J. Phifer | CFO | Investor Relations | 910.202.6926
Claire Parker | Corporate Communications | Media Relations | 910.597.1592

Live Oak Bancshares, Inc.
Quarterly Statements of Income (unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended					3Q 2025 Change vs.
	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2025	3Q 2024
Interest income						%	%
Loans and fees on loans	$211,599	$204,513	$195,616	$194,821	$192,170	3.5	10.1
Investment securities, taxable	12,175	11,648	11,089	10,490	9,750	4.5	24.9
Other interest earning assets	7,654	8,123	6,400	7,257	7,016	(5.8)	9.1
Total interest income	231,428	224,284	213,105	212,568	208,936	3.2	10.8
Interest expense
Deposits	114,266	113,380	110,888	113,357	110,174	0.8	3.7
Borrowings	1,677	1,683	1,685	1,737	1,762	(0.4)	(4.8)
Total interest expense	115,943	115,063	112,573	115,094	111,936	0.8	3.6
Net interest income	115,485	109,221	100,532	97,474	97,000	5.7	19.1
Provision for credit losses	22,242	23,252	28,964	33,581	34,502	(4.3)	(35.5)
Net interest income after provision for credit losses	93,243	85,969	71,568	63,893	62,498	8.5	49.2
Noninterest income
Loan servicing revenue	8,812	8,565	8,298	8,524	8,040	2.9	9.6
Loan servicing asset revaluation	(4,360)	(3,057)	(4,728)	(2,326)	(4,207)	(42.6)	(3.6)
Net gains on sales of loans	20,868	21,641	18,648	18,356	16,646	(3.6)	25.4
Net (loss) gain on loans accounted for under the fair value option	(350)	1,082	(1,034)	195	2,255	(132.3)	(115.5)
Equity method investments (loss) income	(1,470)	(2,716)	(2,239)	(2,739)	(1,393)	45.9	(5.5)
Equity security investments gains, net	18	1,004	20	12	909	(98.2)	(98.0)
Lease income	2,179	3,103	2,573	2,456	2,424	(29.8)	(10.1)
Management fee income	—	—	—	—	1,116	—	(100.0)
Other noninterest income	4,917	4,904	4,043	6,115	7,142	0.3	(31.2)
Total noninterest income	30,614	34,526	25,581	30,593	32,932	(11.3)	(7.0)
Noninterest expense
Salaries and employee benefits	52,817	49,137	48,008	45,214	44,524	7.5	18.6
Travel expense	2,480	2,576	2,795	2,628	2,344	(3.7)	5.8
Professional services expense	1,999	2,874	3,024	2,797	3,287	(30.4)	(39.2)
Advertising and marketing expense	1,839	4,420	3,665	1,979	2,473	(58.4)	(25.6)
Occupancy expense	2,339	2,369	2,737	2,558	2,807	(1.3)	(16.7)
Technology expense	10,234	10,066	9,251	9,406	9,081	1.7	12.7
Equipment expense	3,320	3,685	3,745	3,769	3,472	(9.9)	(4.4)
Other loan origination and maintenance expense	4,777	4,190	4,585	4,812	4,872	14.0	(1.9)
Renewable energy tax credit investment impairment	336	270	—	1,172	115	24.4	192.2
FDIC insurance	3,643	3,545	3,551	3,053	1,933	2.8	88.5
Other expense	3,501	6,161	2,656	3,869	2,681	(43.2)	30.6
Total noninterest expense	87,285	89,293	84,017	81,257	77,589	(2.2)	12.5
Income before taxes	36,572	31,202	13,132	13,229	17,841	17.2	105.0
Income tax expense	10,106	7,815	3,464	3,386	4,816	29.3	109.8
Net income	26,466	23,387	9,668	9,843	13,025	13.2	103.2
Net loss attributable to non-controlling interest	50	41	49	57	—	22.0	100.0
Net income attributable to Live Oak Bancshares, Inc.	26,516	23,428	9,717	9,900	13,025	13.2	103.6
Preferred stock dividends	954	—	—	—	—	100.0	100.0
Net income attributable to common shareholders	$25,562	$23,428	$9,717	$9,900	$13,025	9.1	96.3
Earnings per common share
Basic	$0.56	$0.51	$0.21	$0.22	$0.28	9.8	100.0
Diluted	$0.55	$0.51	$0.21	$0.22	$0.28	7.8	96.4
Weighted average shares outstanding
Basic	45,780,794	45,634,741	45,377,965	45,224,470	45,073,482
Diluted	46,216,958	45,795,608	45,754,499	46,157,979	45,953,947

Live Oak Bancshares, Inc.
Quarterly Balance Sheets (unaudited)
(Dollars in thousands)

	As of the quarter ended					3Q 2025 Change vs.
	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2025	3Q 2024
Assets						%	%
Cash and due from banks	$892,445	$662,755	$744,263	$608,800	$666,585	34.7	33.9
Certificates of deposit with other banks	250	250	250	250	250	—	—
Investment securities available-for-sale	1,373,219	1,325,206	1,312,680	1,248,203	1,233,466	3.6	11.3
Loans held for sale	360,693	350,791	367,955	346,002	359,977	2.8	0.2
Loans and leases held for investment (1)	11,554,818	11,014,055	10,693,911	10,233,374	9,831,891	4.9	17.5
Allowance for credit losses on loans and leases	(185,700)	(182,231)	(190,184)	(167,516)	(168,737)	(1.9)	(10.1)
Net loans and leases	11,369,118	10,831,824	10,503,727	10,065,858	9,663,154	5.0	17.7
Premises and equipment, net	241,140	246,493	259,113	264,059	267,032	(2.2)	(9.7)
Foreclosed assets	11,024	6,318	2,108	1,944	8,015	74.5	37.5
Servicing assets	62,491	60,359	56,911	56,144	52,553	3.5	18.9
Other assets	355,522	347,212	348,697	352,120	356,314	2.4	(0.2)
Total assets	$14,665,902	$13,831,208	$13,595,704	$12,943,380	$12,607,346	6.0	16.3
Liabilities and shareholders’ equity
Liabilities
Deposits:
Noninterest-bearing	$494,019	$393,393	$386,108	$318,890	$258,844	25.6	90.9
Interest-bearing	12,796,704	12,201,397	12,009,837	11,441,604	11,141,703	4.9	14.9
Total deposits	13,290,723	12,594,790	12,395,945	11,760,494	11,400,547	5.5	16.6
Borrowings	105,045	107,659	110,247	112,820	115,371	(2.4)	(9.0)
Other liabilities	67,585	61,494	58,065	66,570	83,672	9.9	(19.2)
Total liabilities	13,463,353	12,763,943	12,564,257	11,939,884	11,599,590	5.5	16.1
Shareholders’ equity
Preferred stock	96,266	—	—	—	—	—	—
Class A common stock (voting)	383,288	377,953	370,513	365,607	361,925	1.4	5.9
Class B common stock (non-voting)	—	—	—	—	—	—	—
Retained earnings	770,820	746,450	724,215	715,767	707,026	3.3	9.0
Accumulated other comprehensive loss	(52,151)	(61,514)	(67,698)	(82,344)	(61,195)	15.2	14.8
Total shareholders' equity attributed to Live Oak Bancshares, Inc.	1,198,223	1,062,889	1,027,030	999,030	1,007,756	12.7	18.9
Non-controlling interest	4,326	4,376	4,417	4,466	—	(1.1)	100.0
Total shareholders' equity	1,202,549	1,067,265	1,031,447	1,003,496	1,007,756	12.7	19.3
Total liabilities and shareholders’ equity	$14,665,902	$13,831,208	$13,595,704	$12,943,380	$12,607,346	6.0	16.3
(1)Includes $280.3 million, $303.8 million, $316.8 million, $328.7 million and $343.4 million loans measured at fair value for the quarters ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024, and September 30, 2024, respectively.

Live Oak Bancshares, Inc.
Statements of Income (unaudited)
(Dollars in thousands, except per share data)

	Nine Months Ended
	September 30, 2025	September 30, 2024
Interest income
Loans and fees on loans	$611,728	$550,020
Investment securities, taxable	34,912	27,923
Other interest earning assets	22,177	21,861
Total interest income	668,817	599,804
Interest expense
Deposits	338,534	317,530
Borrowings	5,045	3,843
Total interest expense	343,579	321,373
Net interest income	325,238	278,431
Provision for credit losses	74,458	62,631
Net interest income after provision for credit losses	250,780	215,800
Noninterest income
Loan servicing revenue	25,675	23,011
Loan servicing asset revaluation	(12,145)	(9,829)
Net gains on sales of loans	61,157	42,543
Net (loss) gain on loans accounted for under the fair value option	(302)	2,208
Equity method investments (loss) income	(6,425)	(8,182)
Equity security investments gain (losses), net	1,042	541
Lease income	7,855	7,300
Management fee income	—	7,658
Other noninterest income	13,864	27,938
Total noninterest income	90,721	93,188
Noninterest expense
Salaries and employee benefits	149,962	138,054
Travel expense	7,851	7,110
Professional services expense	7,897	8,226
Advertising and marketing expense	9,924	9,169
Occupancy expense	7,445	7,442
Technology expense	29,551	24,800
Equipment expense	10,750	10,057
Other loan origination and maintenance expense	13,552	12,442
Renewable energy tax credit investment impairment (recovery)	606	(642)
FDIC insurance	10,739	7,782
Other expense	12,318	8,542
Total noninterest expense	260,595	232,982
Income before taxes	80,906	76,006
Income tax expense	21,385	8,432
Net income	59,521	67,574
Net loss attributable to non-controlling interest	140	—
Net income attributable to Live Oak Bancshares, Inc.	59,661	67,574
Preferred stock dividends	954	—
Net income attributable to common shareholders	$58,707	$67,574
Earnings per common share
Basic	$1.29	$1.50
Diluted	$1.28	$1.48
Weighted average shares outstanding
Basic	45,632,313	44,937,409
Diluted	45,956,835	45,707,245

Live Oak Bancshares, Inc.
Quarterly Selected Financial Data
(Dollars in thousands, except per share data)

	As of and for the three months ended
	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024
Income Statement Data
Net income attributable to common shareholders	$25,562	$23,428	$9,717	$9,900	$13,025
Per Common Share
Net income, diluted	$0.55	$0.51	$0.21	$0.22	$0.28
Dividends declared - common	0.03	0.03	0.03	0.03	0.03
Book value per common share	24.03	23.36	22.62	22.12	22.32
Tangible book value per common share (1)	23.96	23.29	22.55	22.05	22.24
Performance Ratios
Return on average assets (annualized)	0.72%	0.68%	0.30%	0.31%	0.43%
Return on average common equity (annualized)	9.32	8.85	3.78	3.85	5.21
Net interest margin	3.33	3.28	3.20	3.15	3.33
Efficiency ratio (1)	59.74	62.12	66.62	63.45	59.72
Noninterest income to total revenue	20.95	24.02	20.28	23.89	25.35
Selected Loan Metrics
Loans and leases originated	$1,648,711	$1,526,592	$1,396,223	$1,421,118	$1,757,856
Outstanding balance of sold loans serviced	5,563,363	5,321,284	4,949,962	4,715,895	4,452,750
Asset Quality Ratios
Allowance for credit losses to loans and leases held for investment (3)	1.65%	1.70%	1.83%	1.69%	1.78%
Net charge-offs (3)	$16,816	$31,445	$6,774	$33,566	$1,710
Net charge-offs to average loans and leases held for investment (2) (3)	0.61%	1.19%	0.27%	1.39%	0.08%

Nonperforming loans and leases at historical cost (3)
Unguaranteed	$76,887	$59,555	$99,907	$81,412	$49,398
Guaranteed	379,381	336,777	322,993	222,885	166,177
Total	456,268	396,332	422,900	304,297	215,575
Unguaranteed nonperforming historical cost loans and leases, to loans and leases held for investment (3)	0.68%	0.56%	0.96%	0.82%	0.52%

Nonperforming loans at fair value (4)
Unguaranteed	$6,775	$8,873	$9,938	$9,115	$8,672
Guaranteed	54,887	60,453	58,100	54,873	49,822
Total	61,662	69,326	68,038	63,988	58,494
Unguaranteed nonperforming fair value loans to fair value loans held for investment (4)	2.42%	2.92%	3.14%	2.77%	2.53%

Capital Ratios
Common equity tier 1 capital (to risk-weighted assets)	10.51%	10.67%	10.67%	11.04%	11.19%
Tier 1 leverage capital (to average assets)	8.57	7.90	8.03	8.21	8.60
Notes to Quarterly Selected Financial Data
(1)See accompanying GAAP to Non-GAAP Reconciliation.
(2)Quarterly net charge-offs as a percentage of quarterly average loans and leases held for investment, annualized.
(3)Loans and leases at historical cost only (excludes loans measured at fair value).
(4)Loans accounted for under the fair value option only (excludes loans and leases carried at historical cost).

Live Oak Bancshares, Inc.
Quarterly Average Balances and Net Interest Margin
(Dollars in thousands)

	Three Months Ended September 30, 2025			Three Months Ended June 30, 2025
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Interest-earning assets:
Interest-earning balances in other banks	$701,059	$7,654	4.33%	$727,715	$8,123	4.48%
Investment securities	1,418,810	12,175	3.40	1,408,942	11,648	3.32
Loans held for sale	396,084	8,103	8.12	381,531	8,008	8.42
Loans and leases held for investment (1)	11,249,234	203,496	7.18	10,843,303	196,505	7.27
Total interest-earning assets	13,765,187	231,428	6.67	13,361,491	224,284	6.73
Less: Allowance for credit losses on loans and leases	(182,001)			(186,022)
Noninterest-earning assets	530,529			539,485
Total assets	$14,113,715			$13,714,954
Interest-bearing liabilities:
Interest-bearing checking	$366,699	$4,082	4.42%	$350,978	$3,969	4.54%
Savings	6,608,380	58,657	3.52	6,241,053	56,529	3.63
Money market accounts	131,756	84	0.25	128,757	93	0.29
Certificates of deposit	5,272,818	51,443	3.87	5,392,494	52,789	3.93
Total deposits	12,379,653	114,266	3.66	12,113,282	113,380	3.75
Borrowings	106,744	1,677	6.23	109,463	1,683	6.17
Total interest-bearing liabilities	12,486,397	115,943	3.68	12,222,745	115,063	3.78
Noninterest-bearing deposits	401,916			375,503
Noninterest-bearing liabilities	63,133			53,717
Shareholders' equity	1,157,893			1,058,572
Non-controlling interest	4,376			4,417
Total liabilities and shareholders' equity	$14,113,715			$13,714,954
Net interest income and interest rate spread		$115,485	2.99%		$109,221	2.95%
Net interest margin			3.33			3.28
Ratio of average interest-earning assets to average interest-bearing liabilities			110.24%			109.32%
(1)Average loan and lease balances include non-accruing loans and leases.

Live Oak Bancshares, Inc.
GAAP to Non-GAAP Reconciliation
(Dollars in thousands)

	As of and for the three months ended
	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024
Total shareholders’ equity	$1,202,549	$1,067,265	$1,031,447	$1,003,496	$1,007,756
Less:
Preferred stock	96,266	—	—	—	—
Non-controlling interest	4,326	—	—	—	—
Total common shareholders' equity	$1,101,957	$1,067,265	$1,031,447	$1,003,496	$1,007,756
Less:
Goodwill	1,797	1,797	1,797	1,797	1,797
Other intangible assets	1,453	1,491	1,529	1,568	1,606
Tangible common shareholders’ equity (a)	$1,098,707	$1,063,977	$1,028,121	$1,000,131	$1,004,353
Shares outstanding (c)	45,855,739	45,686,081	45,589,633	45,359,425	45,151,691
Total assets	$14,665,902	$13,831,208	$13,595,704	$12,943,380	$12,607,346
Less:
Goodwill	1,797	1,797	1,797	1,797	1,797
Other intangible assets	1,453	1,491	1,529	1,568	1,606
Tangible assets (b)	$14,662,652	$13,827,920	$13,592,378	$12,940,015	$12,603,943
Tangible common shareholders’ equity to tangible assets (a/b)	7.49%	7.69%	7.56%	7.73%	7.97%
Tangible book value per common share (a/c)	$23.96	$23.29	$22.55	$22.05	$22.24
Efficiency ratio:
Noninterest expense (d)	$87,285	$89,293	$84,017	$81,257	$77,589
Net interest income	115,485	109,221	100,532	97,474	97,000
Noninterest income	30,614	34,526	25,581	30,593	32,932
Total revenue (e)	$146,099	$143,747	$126,113	$128,067	$129,932
Efficiency ratio (d/e)	59.74%	62.12%	66.62%	63.45%	59.72%
Pre-provision net revenue (e-d)	$58,814	$54,454	$42,096	$46,810	$52,343
This press release presents non-GAAP financial measures. The adjustments to reconcile from the non-GAAP financial measures to the applicable GAAP financial measure are included where applicable in financial results presented in accordance with GAAP. The Company considers these adjustments to be relevant to ongoing operating results. The Company believes that excluding the amounts associated with these adjustments to present the non-GAAP financial measures provides a meaningful base for period-to-period comparisons, which will assist regulators, investors, and analysts in analyzing the operating results or financial position of the Company. The non-GAAP financial measures are used by management to assess the performance of the Company’s business for presentations of Company performance to investors, and for other reasons as may be requested by investors and analysts. The Company further believes that presenting the non-GAAP financial measures will permit investors and analysts to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, and are not audited. Although non-GAAP financial measures are frequently used by shareholders to evaluate a company, they have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of results reported under GAAP.